STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Depositor,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

Trustee,

WELLS FARGO BANK, NATIONAL ASSOCIATION

Master Servicer and Securities Administrator,

and

EMC MORTGAGE CORPORATION

Seller and Company

AMENDMENT NO. 1

dated as of June 30, 2005

Amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Trustee, the Master Servicer, the Securities Administrator,

the Seller and the Company

Dated as of April 1, 2005

GreenPoint MTA Trust 2005-AR1

Mortgage Pass-Through Certificates

Series 2005-AR1

AMENDMENT NO. 1 ("Amendment"), dated as of the 30th day of June, 2005, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the "Depositor"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), and EMC MORTGAGE CORPORATION, as seller (in such capacity, the “Seller”) and as company (in such capacity, the “Company”) entered into a Pooling and Servicing Agreement, dated as of April 1, 2005 (the "Agreement"), providing for the issuance of GreenPoint MTA Trust 2005-AR1, Mortgage Pass-Through Certificates Series 2005-AR1 (the “Certificates”); and

WHEREAS, Section 11.02(a)(v) of the Agreement permits the amendment of the Agreement by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Certificateholders, to make any other provisions with respect to matters or questions arising under the Agreement provided that such provisions are not inconsistent with the provisions of the Agreement and provided, further, that such action shall not adversely affect in any material respect the interests of any Certificateholder; and

WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee wish to amend the Agreement as set forth herein to certificate the right to receive Prepayment Charges; and

WHEREAS, the Depositor, as evidenced by its execution of this Amendment, represents that such Amendment does not adversely affect in any material respect the interests of any Certificateholder; and

WHEREAS, an Opinion of Counsel has been rendered to the effect that, based on the qualifications and assumptions set forth therein, the Amendment does not adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted by the Agreement; and

WHEREAS, the execution of this Amendment has been duly authorized by the Depositor, the Master Servicer, the Securities Administrator and the Trustee; and

NOW THEREFORE, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

Section 1. Article I of the Agreement is hereby amended as follows:

(i)	The definition of “Account” is hereby replaced in its entirety with the following:

             Account: The Master Servicer Collection Account, the Distribution Account, the Pre-Funding Account, the Pre-Funding Reserve Account, the Interest Coverage Account, the Class A Reserve Fund, the Protected Account and the Class XP Reserve Account, as the context may require.

(ii)	The definition of “Certificate” is hereby replaced in its entirety with the following:

             Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed and countersigned by the Securities Administrator in substantially the forms annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 with the blanks therein appropriately completed.

(iii)	The definition of “Class” is hereby replaced in its entirety with the following:

             Class:   With respect to the Certificates, any of Class A-1, Class A-2, Class A-3, Class A-4, Class X-1, Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7A, Class M-7B, Class B-1A, Class B-1B, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class R and Class XP Certificates.

(iv)	The definition of “Fractional Undivided Interest” is hereby replaced in its entirety with the following:

             Fractional Undivided Interest: With respect to any Class of Certificates (other than the Class XP Certificates), the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the Current Principal Amount of such Class. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) a Residual Certificate will be deemed to equal 1.0% and (ii) a Certificate of any other Class will be deemed to equal 99.0% multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount of all the Certificates.

(v)	The definition of “Non-Offered Subordinate Certificates” is hereby replaced in its entirety with the following:

             Non-Offered Subordinate Certificates: The Class B-4, Class B-5, Class B-6 and Class XP Certificates.

(vi)	The definition of “Private Certificates” is hereby replaced in its with the following:

Private Certificates: The Class B-4, Class B-5, Class B-6 and Class XP Certificates.

(vii)	The definition of “Subordinate Certificates” is hereby replaced in its entirety with entirety with the following:

Subordinate Certificates: The Non-Offered Subordinate Certificates (other than the Class XP Certificates) and the Offered Subordinate Certificates.

(viii)	Clause (b) of the definition of “REMIC I” is hereby replaced in its entirety with the following:

             (b)       all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Master Servicer Collection Account or in the Distribution Account (other than amounts representing Prepayment Charges in respect of Prepayment Charge Loans) and identified as belonging to the Trust Fund,

(ix)	The following new definition is hereby added:

             Class XP Reserve Account: The account established and maintained by the Master Servicer pursuant to Section 4.09 hereof.

(x)	The following new definition is hereby added:

             Prepayment Charge Loan: Any Mortgage Loan for which a Prepayment Charge may be assessed and to which such Prepayment Charge the Class XP Certificates are entitled, as indicated on the Mortgage Loan Schedule.

(xi) The second sentence of Section 3.14(b) is hereby replaced in its entirety with the following:

Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Charges) shall be retained by the applicable Servicer and shall not be deposited in the Protected Account.

(xii)	The second sentence of Section 4.02(b) is hereby replaced in its entirety with the following and a new third sentence is hereby added as follows:

             The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Sections 4.05(a)(i) through (iv) and (vi) through (xii) with respect to the Securities Administrator and the Master Servicer, need not be credited by the Master Servicer or the Servicer to the Distribution Account or the Master Servicer Collection Account, as applicable. Amounts received by the Master Servicer in connection with Prepayment Charges on the Prepayment Charge Loans shall be remitted by the Master Servicer to the Trustee and deposited by the Trustee into the Class XP Reserve Account upon receipt thereof.

(xiii)	Section 4.09 is hereby added:

Section 4.09 Class XP Reserve Account. (a) The Master Servicer shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled “Reserve Account, Wells Fargo Bank, National Association, as Master Servicer f/b/o holders of Structured Asset Mortgage Investments II Inc., GreenPoint MTA Trust 2005-AR1, Mortgage Pass-Through Certificates, Series 2005-AR1 - Class XP”. Funds on deposit in the Class XP Reserve Account shall be held in trust by the Master Servicer for the holder of the Class XP Certificates. The Class XP Reserve Account will not represent an interest in any REMIC.

(b)        Any amount on deposit in the Class XP Reserve Account shall be held uninvested. On the Business Day prior to each Distribution Date, the Master Servicer shall withdraw the amount then on deposit in the Class XP Reserve Account and remit such amount to the Securities Administrator for deposit into the Distribution Account to be distributed to the Holders of the Class XP Certificates in accordance with Section 6.01(f). In addition, on the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the Trust Fund are repurchased as described in Section 10.01(a), and (y) the Business Day prior to the Distribution Date occurring in April 2011, the Master Servicer shall withdraw the amount on deposit in the Class XP Reserve Account and remit such amount to the Securities Administrator for deposit into the Distribution Account and provide written instruction to the Securities Administrator to pay such amount to the Class XP Certificates in accordance with Section 6.01(f), and following such withdrawal the Class XP Reserve Account shall be closed.

(xiv)	The following row, and accompanying footnote, is hereby added to the table set forth in Section 5.01(c)(ii):

Designation	Initial Principal	Pass-Through Rate
XP	N/A	(20)

(20) The Class XP Certificates will not bear any interest. The Class XP Certificates will be entitled to receive Prepayment Charges collected with respect to the Prepayment Charge Loans. The Class XP Certificates will not represent an interest in any REMIC, they will instead represent an interest in the Trust constituted by this Agreement that is a strip of Prepayment Charges associated with the Prepayment Charge Loans.

(xv)	Section 6.01(f) is hereby added:

(f)        On each Distribution Date, all amounts transferred from the Class XP Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Trustee to the Holders of the Class XP Certificates and shall not be available for distribution to the Holders of any other Class of Certificates.

(xvi)	Exhibit A-6 – Form of Class XP Certificates, attached hereto as Exhibit A, is hereby added to the Agreement as Exhibit A-6.

Section 2.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Mary P. Haggerty
Name: Mary Haggerty
Title:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Trustee

By: /s/ Peggy Remy
Name: Peggy Remy
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer

By: /s/ Dawn Hammond
Name: Dawn Hammond
Title: Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Securities Administrator

By: /s/ Dawn Hammond
Name: Dawn Hammond
Title: Vice President

EMC MORTGAGE CORPORATION

By: /s/ Jenna Kemp
Name: Jenna Kemp
Title: Senior Vice President

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 30th day of June, 2005, before me, a notary public in and for said State, personally appeared Mary Haggerty, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling
Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 30th day of June, 2005, before me, a notary public in and for said State, personally appeared Peggy Remy known to me to be an Assistant Vice President of JPMorgan Chase Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Rosita Walters
Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF BALTIMORE	)

On the 30th day of June, 2005, before me, a notary public in and for said State, personally appeared Dawn Hammond, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kathleen Dean
Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
COUNTY OF BALTIMORE	)

On the 30th day of June, 2005, before me, a notary public in and for said State, personally appeared Dawn Hammond, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kathleen Dean
Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 30th day of June, 2005, before me, a notary public in and for said State, personally appeared Jenna Kemp known to me to be Senior Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Louella Savage
Notary Public

[Notarial Seal]

EXHIBIT A

FORM OF CLASS XP CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN “INSTITUTIONAL ACCREDITED INVESTOR” WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE SECURITIES ADMINISTRATOR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE SECURITIES ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES ADMINISTRATOR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, THE MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE SECURITIES ADMINISTRATOR THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY

OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1	Aggregate Initial Current Notional Balance of the Class XP Certificates as of the Cut-off Date: $____________

Class XP Certificate

Date of Pooling and Servicing Agreement	Percentage Interest of this Certificate:
and Cut-off Date:	_____%
April 1, 2005

First Distribution Date:
July 25, 2005

Master Servicer:
Wells Fargo Bank, National Association	CUSIP: ___________

Assumed Final Distribution Date:
April 25, 2011

REENPOINT MTA TRUST 2005-AR1

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2005-AR1

evidencing a fractional undivided interest in the distributions allocable to the Class XP Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments II Inc. ("SAMI II"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI II, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI II, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Bear, Stearns Securities Corp. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by SAMI II. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to SAMI II. Wells Fargo Bank, National Association (“Wells Fargo”) will act as master servicer of the Mortgage Loans (the “Master Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among SAMI II, as depositor (the “Seller”), the Master Servicer, Wells Fargo, as securities administrator (the “Securities Administrator”) EMC and JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

The Securities Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate.

Distributions on this Certificate will be made by the Securities Administrator by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Securities Administrator in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose and designated in such notice.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an “Institutional Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Securities Administrator, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based. None of the Seller, the Securities Administrator or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Class XP Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, the Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Securities Administrator that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code, as amended (the “Code”) and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Securities Administrator nor the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Securities Administrator.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the making of the final payment or other liquidation (or Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired with respect to any Mortgage Loan, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and all related REO Property remaining in the Trust in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance and (y) the Pre-Funded Amount or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor, the Trustee and the Securities Administrator has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: June 30, 2005	WELLS FARGO BANK, NATIONAL ASSOCIATION
Not in its individual capacity but solely as Trustee

By:_______________________________
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class XP Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator

By:_______________________________
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by  __________________, the assignee named above, or ________________________, as its agent.